UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2009 (June 1,2009)

EMC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-9853	No. 04-2680009
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA	01748
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 1, 2009, EMC Corporation, a Massachusetts corporation (“EMC”), issued a press release announcing its proposal to acquire Data Domain, Inc., a Delaware corporation (“Data Domain”), and intention to commence a tender offer for all of the outstanding shares of Data Domain, Inc. The proposal was communicated on June 1, 2009 in a letter from Joe Tucci, Chairman, President and Chief Executive Officer of EMC, to Frank Slootman, President and Chief Executive Officer of Data Domain. Enclosed with the letter was a form of Agreement and Plan of Merger that EMC proposes to enter into with Data Domain in connection with the proposed acquisition. The press release announcing the proposal, including the full text of the proposal letter delivered to Mr. Slootman, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of Agreement and Plan of Merger delivered with the proposal letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The tender offer referred to in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any shares of Data Domain. The solicitation and the offer to buy shares of Data Domain common stock will be made pursuant to an offer to purchase and related materials that EMC and Envoy Merger Corporation (“Envoy”), a wholly owned subsidiary of EMC, intend to file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, EMC and Envoy intend to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer. EMC and Envoy intend to mail these documents to the stockholders of Data Domain. These documents will contain important information about the tender offer and stockholders of Data Domain are urged to read them carefully when they become available. Investors and stockholders of Data Domain will be able to obtain a free copy of these documents (when they become available) and other documents filed by EMC and Envoy with the SEC at the website maintained by the SEC at www.sec.gov. In addition, the tender offer statement and related materials may be obtained for free (when they become available) by directing such requests to EMC Corporation at Attention: Office of the General Counsel, 176 South Street, Hopkinton, MA 01748.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release, dated June 1, 2009

99.2	Form of Agreement and Plan of Merger by and among EMC, Envoy and Data Domain

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Paul T. Dacier
Paul T. Dacier
Executive Vice President and
General Counsel

Date: June 1, 2009

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